Exhibit 99.1

 August 2026  INVESTOR PRESENTATION  NASDQ: NUWE

 Forward-Looking Statements  This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act, as amended regarding our plans, expectations, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, all forward‐looking statements are management’s present expectations and are not guarantees of future events and are subject to a number of known and unknown risks and uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “would,” “should,” “plan,” “predict,” “potential,” “project,” “promising,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “milestone,” and similar expressions and variations thereof. Various factors could cause actual results to differ materially from these statements including our ability to execute on our commercial strategy and to grow our Aquadex® business, the possibility that we may be unable to raise sufficient funds necessary for our anticipated operations, our clinical data collection activities, benefits of our products to patients, our expectations with respect to product development and commercialization efforts, our ability to increase market and physician acceptance of our products, potentially competitive product offerings, intellectual property protection, our expectations regarding anticipated synergies with and benefits of the Aquadex business, our business strategy, market size, potential growth opportunities and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10‐K for the fiscal year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q. We are providing this information as of the date of this presentation, and we undertake no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Although the Company believes that the forward‐looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.   2

 Investment Highlights  3  Best-in-class ultrafiltration technology   Aquadex® is a clinically proven system for precise, predictable fluid removal reducing readmissions and improving outcomes   Streamlined solution that is cost-effective, workflow-friendly, and backed by comprehensive clinical support  Expanding our platform into new indications and leveraging our commercial infrastructure through partnerships   Planned label expansion and new products in development broaden our offering  Partnerships that leverage sales team and expand our cardiorenal solutions  Addressing a large and growing market opportunity   Total platform potential opportunity exceeds $4.2 billion in the U.S.  Accelerating growth in pediatric care   Adopted by leading children’s hospitals  Pediatrics patients represents 50% of revenues  Improving financial metrics with revenue growth and expanding margins   1H26 revenue growth of 20% over prior-year period  2Q26 gross margins improved to 76% compared to 56% in prior-year period  Cash runway through 2Q27 to implement near-term growth initiatives      See Appendix for Market Opportunity sources.

Fluid Overload Drives Mortality and Hospitalizations

nuwellis

Fluid Overload is **a leading cause of costly hospital readmission** post 30 days following cardiac surgery[1]

Critical Care



Higher ICU Mortality

Fluid overload is associated with significantly increased 90-day mortality in critically ill ICU patients[2]

Pediatric



Increased Pediatric Mortality

Fluid overload is linked to substantially higher mortality in critically ill children[3-4]

Heart Failure



Key driver of hospitalizations

~90% of HF hospitalizations are associated with symptoms of fluid overload[5]

[1] Iribarne A, et al. Ann Thorac Surg. 2014; 98(4): 1274-80. [2] Vaara ST et al. Crit Care.2012; 16: 1-11. [3] Sutherland SM, et al. Am J Kidney Disease. 2010; 5(2): 316-25. [4] Gillespie RS, et al. Ped Nephro. 2004; 19(12): 1394-99. [5] Costanzo MR, et al. JACC. 2017 May 16;69(19):2428-2445.

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 A $4.2B U.S. Clinical Addressable Market Opportunity   5  Nuwellis current platform and future products collectively address an enormous market opportunity across five segments  Critical Care  Inpatient HF  Outpatient HF  Pediatrics  Fluid Monitoring  Sources: See Appendix  $900MMarket  $1BMarket  $770MMarket  $160MMarket  $1.4BMarket

Our Solution

Aquadex®

A clinically proven therapy for precise, predictable fluid removal[1]

- Low-volume ultrafiltration designed for critically ill patients
- Allows controlled fluid removal when diuretics fail
- Adopted in ICU, cardiac surgery, and pediatric critical care programs aquadex SmartFlow
F1
F2
F3
F4
BLOOD FLOW
UF RATE
Hct
CLEAR
HELP
MENU
ACCEPT
STOP
MANUAL
PRIME
RUN

[1]Pinney, S et. al., *J AM Coll Cardiol HF*, 2025, ISSN 2213-1779
https://doi.org/10.1016/j.jchf.2024.11.018

 Aquadex System: Predictable and Precise Fluid Removal  Filtered blood returns to the patient via the infusion line  5  Blood is taken from the patient via the withdrawal line using proprietary catheter technology  1  The blood is pushed through the filter by the blood pump  (0-40 ml per minute)  2  The ultrafiltration pump withdraws fluid across the filter membrane using negative pressure  Hematocrit sensor monitors preset hematocrit limits  3  Ultrafiltration pump can pull 0-500 ml of fluid per hour  4  7

 Aquadex System: High-Margin Recurring Revenue Model  8  Flexible acquisition models: purchase, lease or rental  Increasing utilization as adoption spreads  One-time CapEx purchase  Price point:   high-value  Single-use for every treatment  High-margin   Aquadex Console Capital Equipment  Disposables Recurring Revenue

Why Hospitals Are Adopting Precision Fluid Management

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Mortality



Fluid overload > 5% body-weight gain is associated with significantly higher mortality across ICU cohorts.[1]

Acute Kidney Injury Risk (AKI)



Postoperative AKI drives higher mortality and longer ICU/PICU stays.[2]

Readmissions



In HF & CV surgery, persistent fluid overload at discharge predicts unplanned readmission within 30 days of discharge.[3]

Pediatrics



Aquadex's low priming blood volume (35 ml) can mitigate complications of other therapies used in children with AKI or ESKD.[4]

[1]Messmer AS, Zingg C, Müller M, Gerber JL, Schefold JC, Pfortmueller CA. Fluid overload and mortality in adult critical care patients: A systematic review and meta-analysis of observational studies. Crit Care Med. 2020;48(12):1862–1870 [2]McIlroy DR, Engelman DT, Shaw AD, et al. Perioperative Quality Initiative (POQI) and Enhanced Recovery After Surgery (ERAS) Cardiac Society Joint Consensus Statement on Adult Cardiac Surgery–Associated Acute Kidney Injury (CSA-AKI) [3]Abraham WT, Adamson PB, Bourge RC, et al. Wireless pulmonary artery haemodynamic monitoring in chronic heart failure: A randomized controlled trial. Lancet. 2011;377(9766):658–666 4Menon S, Broderick J, Munshi R, et al. Kidney Support in Children using an Ultrafiltration Device: A Multicenter, Retrospective Study. Clin J Am Soc Nephrol. 2019;14(10):1432-1440. doi:10.2215/CJN.03240319

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Commercial Execution Demonstrating Broad-Based Growth

Broad Clinical Coverage



- **Pediatric** - 29% growth* Pediatric Nephrology & Critical Care
- **Critical Care** – 28% growth* ICU/Intensivists & Cardiac Surgery
- **Heart Failure** – 27% growth* Heart failure Cardiology

*H1 revenue growth YOY

Complex Therapy Sales Capability

- Experienced sales and clinical teams
- Expertise navigating multi-department adoption
- Ability to establish new therapy programs

Performance



- 20% H1 revenue growth vs prior year
- 72% gross margin up from 56% prior year
- ~135 active hospital accounts, including leading U.S. academic hospitals and Centers of Excellence

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Pediatric Adoption Validates Both the Market Need and the Pathway for a Dedicated Solution

Providers are increasingly seeking out Aquadex for use with children, validating both the clinical demand and the growing commercial footprint in pediatric centers

Installations in 47 Leading U.S. Children's Hospitals

- Establishing a significant pediatric footprint with substantial opportunity for expansion

Integrated Into NICUs, PICUs, and CVICUs

- Providing precise, gentle fluid removal for critically ill children who require controlled ultrafiltration

Sustained Utilization Growth

- Signaling increasing clinical reliance and expanding need across pediatric care teams

Future Pediatric Product Offering to Address Major Unmet Need

- Expansion of Aquadex labelled weight indication to > 5kg to facilitate broader adoption
- Development of Vivian as the next-generation pediatric renal support platform supporting patients as small as 2.5kg

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 Aquadex Pediatric Growth Expansion  12  Successfully completed FDA pre-submission meeting for proposed Aquadex label expansion to pediatric patients ≥5 kg  Proposed expansion supported by:  Established body of published pediatric clinical experience  Real-world utilization at leading pediatric centers  Growing physician adoption in patients weighing 5–20 kg  Strategic impact:   Addresses significant unmet need for controlled fluid management in low-weight pediatric patients   Expands long-term pediatric market opportunity  Company anticipates FDA submission by year-end 2026

Critical Care: Addressing Fluid Overload Following Cardiac Surgery

The Problem

Cardiac surgery can require significant fluid administration, contributing to post-operative fluid overload[1]


28%
Growth H1
over prior year

Clinical Value

Reduces time to be extubated[2,3]

Shortens time in post op care and ICU length of stay[3,4]

Improves outcomes[2-5]

Aquadex Solution

Simple, predictable fluid removal when precise volume management is needed

[1] DeVore A, et al. *Curr Treat Opts Cardiovasc Med.* 2014; 16(2):283. [2] Bundgaard-Nielsen M, et al. *Acta Anaesthesiol Scand* 2009; 53:843-851. [3] Wiedemann HP, et al. *N Engl J Med.* 2006, 354:2564-75. [4] Stein A, et al. *Critical Care.* 2012; 16(R99):1-9. [5] Miller TE, et al. *Can J Anesthes.* 2015; 62:158-68.

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Heart Failure: Breaking the Cycle of Fluid Overload and Readmission

The Problem

Persistent congestion drives repeat hospitalization


Patient stabilized with partial fluid removal and sent home
49%
of patients discharged with weight loss of less than 5 pounds and/or weight gain[1]
16%
of patients discharged with weight gain[1]
PATIENT HOME
PATIENT MANAGED WITH DIURETICS
HOSPITAL
8.3 Days
Avg. Length of Stay[2]
24%
Readmitted at 30 days[3]
50%
Readmitted at 90 days[3]
Patient decompensates and is rehospitalized

Aquadex Solution

- Precise, predictable fluid removal – for patients with fluid overload when diuretics are inadequate
- **60% Reduction in HF Events at 30 days** – Adjustable ultrafiltration vs. adjustable IV diuretics6
- **27% H1 2026 Growth** – Heart Failure revenue vs prior year

[1]Gheorghiade M, et al. *Eur Heart J Suppl.* 2005; 7:B13-9. [2]Premier Applied Sciences Database. [3]Costanzo MR, et al. *J Am Coll Cardiol.* 2017, May 16; 69(19):2428-2445.
[4]Emani S, et al. (2012) Poster from The 16th Annual Scientific Meeting of HFSA. [5]Chung ES, O'Brien TM, et al. *Korean Circ J.* 2014; 44(3):151-61. [6] Pinney SP, DeVita MV, Redfors B, et al. *Ultrafiltration for Management of Decompensated Heart Failure: A Reappraisal of AVOID-HF.* JACC Heart Fail. 2025;13(4):657-659.

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Expanding Beyond Fluid Removal into Critical Care Solutions

Leveraging our ICU & pediatric commercial infrastructure to expand into adjacent monitoring and therapy markets

Current Commercial Engine

aquadex SmartFlow

Precision fluid removal platform deployed across ICU and pediatric centers

Near-term Expansion

Atrility MEDICAL

Co-Promotion and Distribution for AtriAmp® Cardiac Rhythm Monitoring

aquadex SmartFlow

Enhancing capabilities with SmartView, High Flow and multiple filters

ClarityPRIME

Automated urine output and electrolyte monitoring for critical care

Long-term Pediatric Upside

Vivian

Next-generation pediatric renal support platform

NASDAQ: NUWE

*ClarityPRIME is currently under development and is not FDA cleared.

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R&D Expanding Aquadex Capabilities to Extend Platform Use

SmartView Provides Real-time Insights

- Optimizes therapy and supports decisions
- Seamlessly integrated with EMR and hospital systems
- Simplifies workflows and improves productivity



Expanding Filtration Range Built For High Flow

- Operating range expanded from to 100 mL/min (from 40 mL/min)
- Improves filtration efficiency and extends filter life
- Reduces consumable use and procedural costs
- Performs in high pressure critical care settings, including ECMO

Multiple Filters For Critical Care

- Adapted to run adsorption and other modality filters
- Applications include drug overdose/poisoning, chemotherapy filtration, autoimmune disease, sepsis
- Unlocks new solutions for critical care


Adsorption & Other Modality Filters
HEMO CYTO
DHP RESIN
CHEMO CLEAR
SELECT IMMUNO
Cytokine Removal
Drug & Toxin Adsorption
Chemotherapy Waste Removal
Autoimmune Modulation

More Capability. More Filters. More Patients. Same Trusted Aquadex Platform.

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 17  Introducing  Vivian™Developing our dedicated pediatric solution  Currently in development and supported by a $3M NIH grant.  Ultra-low ECV (29–67 mL) for neonatal + small-child CRRT  Engineered for patients as small as 2.5kg with unique Hematocrit and SVO2 sensor safety features  Integrated UF, CVVH, and CVVHD therapies in one platform  *Vivian is currently under development and is not FDA cleared.

ClarityPRIME* Systems Expands Nuwellis into Smart Fluid Monitoring nuwellis

1 Addresses A Critical Need in Cardiac Surgery & Critical Care

Real-time urine output and electrolyte data are essential for early detection of AKI.

2 Enters a High-growth, Underpenetrated Market

Targets the emerging automated urine monitoring segment within the broader urinalysis and critical care monitoring market.

3 Fits Directly Into Our Existing Sales Channel

RMS price point ($2,500 console; $60–80 kits) aligns with Aquadex's critical care sales and our common call point.

Commercial Launch Expected in 2H 2027

*ClarityPRIME is currently under development and is not FDA cleared.

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Co-Promotion and Distribution Agreements with Atrility MEDICAL for AtriAmp® Cardiac Rhythm Monitoring nuwellis

Ability to expand revenue per customer by leveraging critical-care commercial infrastructure



Atrial Signal
AtriAmp Connection to Atrial Wires

- **FDA cleared**, sterile, single-patient-use device for adult and pediatric patients with temporary epicardial pacing wires
- **Improved atrial signal visibility** supports faster, more accurate identification of post-operative arrhythmias
- Enables more informed **clinical decision-making**

AtriAmp® Agreement Value Drivers

- Leverages existing sales infrastructure
- Deepens customer relationships with complementary product supported by same commercial and clinical team
- Recurring disposable revenue with limited incremental investment

6-Month Co-Promotion Pilot
~11 Western states · Current sales team

→

Performance Criteria
Pre-established milestones evaluated

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Exclusive Distribution Opportunity
U.S. rights (ex-NY) · Recurring product revenue

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Strategy Drives Growth with Operating Discipline

Increase Aquadex Market Penetration	Develop and Market New Products in Cardiorenal Care	Pursue Select Distribution Partnerships to Leverage Commercial Infrastructure	Improve Operating Leverage	Execute Long-Term Portfolio Vision
• Drive physician adoption within new and existing hospitals • Expand label to pediatric patients > 5kg • Enhance system with workflow improvements and data integration	• Recent acquisition extends cardiorenal platform • Clarity PRIME targeted launch in 2027 • Ability to leverage existing sales channel	• Recent announcement with Atrility Medical • Strategic fit with pediatric and critical care franchise	• Continue to drive revenue growth (1H26 revenue growth of 20%) • Expand grow margins (2Q26 gross margins of 76% vs. 56% in 2Q25) • Expect further operating leverage as recurring utilization continues to scale	• Develop Vivian CRRT system for pediatric patients > 2.5kg • IDE submission with the the FDA expected in 2Q 2028

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Target Milestones  21  Target Date  Milestone  Q3 2026  Publication of ULTRA-Peds data  Q4 2026  FDA 510k submission for Pediatric indication expansion to 5kg (from 20kg)  Q4 2026  Additional strategic partnership/distribution agreements  H1 2027  Launch of SmartView for Aquadex  H2 2027  Launch of expanded high flow range for Aquadex  H2 2027  Clarity PRIME commercial launch  Q4 2027 / Q1 2028  Launch of multiple filters for Aquadex

 Nuwellis Leadership Team  22  Over 200 years of combined experience in clinical practice and the medical device industry, including major tenures at J&J, Boston Scientific, Medtronic, and Abbott/St. Jude Medical  Ryan Marthaler  Vice President of Product Marketing and Business Development  Betsy Riemenschneider  Regional Vice President of Sales  Carisa Schultz  Chief Financial Officer  Kelsey Newell  Senior Director of Medical Affairs  Neil Ayotte  Sr. Vice President,   General Counsel & Compliance Officer  Kim Anderson  Vice President of Operations  Scott Campbell  Regional Vice President of Sales  David Lerner  Vice President of Research and Development  Mike McCormick  President and CEO

 Financial Highlights  23  Capitalization  as of August 10, 2026  Common Equivalents  Common Stock  3,647,264  Preferred Stock*  5,859  Warrants (weighted avg. exercise price: $10.66)  2,102,300  Options (weighted avg. exercise price: $72.89)  1,722  Fully Diluted  5,757,145  H1 2026 Revenue Growth  +20% YoY  Q2 2026 Gross Margin  76% versus 55%   in year-ago period  * See SEC filings for Preferred Stock terms and anti-dilution provisions.

 Contact Details  Investor & Media Relations:  CORE IRYvonne Briggs  ir@nuwellis.com  Media Inquiries:  CORE PRKati Waldenburg media@nuwellis.com

 Appendix  Market Size Sources  Heart Failure – Inpatient  Incidence of HF: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/  Annual HF Hospitalizations: Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428-2445  Insufficient diuretic response: https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed     Heart Failure – Outpatient  Incidence of HF: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/  Annual HF Hospitalizations: Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428-2445  Diuretic resistance rate: https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed  Critical Care  VADs: https://www.grandviewresearch.com/industry-analysis/ventricular-assist-devices-market  CABG: https://www.grandviewresearch.com/industry-analysis/coronary-artery-bypass-graft-cabg-market  Valves: https://idataresearch.com/over-182000-heart-valve-replacements-per-year-in-the-united-states/  Liver Transplants: https://www.healthline.com/health/liver-transplant-survival  Liver Disease: https://www.ncbi.nlm.nih.gov/pubmed/25291348  Kidney Disease: https://www.kidney.org/news/newsroom/factsheets/KidneyDiseaseBasics  Sepsis: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6557150/  ECMO: https://www.uclahealth.org/medical-services/heart/ecmo/research/statistics     Pediatrics  Renal Replacement/AKI: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3789331/#:~:text=The%20hospitalized%20population%20at%20risk,are%20shown%20in%20Table%201  Heart Disease: https://www.cdc.gov/ncbddd/heartdefects/data.html#:~:text=Congenital%20heart%20defects%20are%20conditions,the%20United%20States%20each%20year  Pediatric Transplantations: https://www.organdonor.gov/about/donors/child-infant.html  Pediatric ECMO: https://www.ncbi.nlm.nih.gov/pubmed/23246046  25